UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2013

Preferred Apartment Communities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34995	27-1712193
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3625 Cumberland Boulevard, Suite 400, Atlanta, Georgia	30339
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 818-4100

_____________________ (Former name or former address, if changed since last report)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

The information in this report set forth under Item 2.03 is incorporated herein by reference.

Fourth Amended and Restated Partnership Agreement
On January 28, 2013 , Preferred Apartment Communities, Inc., a Maryland corporation (the “Company”), Preferred Apartment Advisors, LLC, a Delaware limited liability company (“Preferred Advisors”) and the other limited partners party thereto, entered into the Fourth Amended and Restated Agreement of Limited Partnership dated as of January 16, 2013 (the “Fourth Amended and Restated Partnership Agreement”), of Preferred Apartment Communities Operating Partnership, L.P. (the “Partnership”). The Fourth Amended and Restated Partnership Agreement amends and restates in its entirety the Third Amended and Restated Agreement of Limited Partnership of the Partnership dated as of November 18, 2011, as amended on each of March 14, 2012 and December 28, 2012 (the "Third Amended and Restated Partnership Agreement"). The Company is the general partner of the Partnership.
The Fourth Amended and Restated Partnership Agreement incorporates all prior amendments of the Third Amended and Restated Partnership Agreement. In addition, the Fourth Amended and Restated Partnership Agreement added a new class of partnership unit, the "Series B Preferred Units", to correspond with the Company's Series B Mandatorily Convertible Cumulative Perpetual Preferred Stock, liquidation value $1,000 per share (the “Series B Preferred Stock”), that was sold in a private placement (the “Private Placement”) to certain accredited investors in exchange for aggregate gross cash consideration of $40,000,000 pursuant to securities purchase agreements dated as of January 16, 2013. The Series B Preferred Units have rights similar to the Series B Preferred Stock including with respect to priority, distributions, conversion and redemption. Furthermore, the Fourth Amended and Restated Partnership Agreement added a provision giving the holders of Class B Units the right to make capital contributions to the Partnership periodically in order to facilitate the adjustment in such holder's capital account for any unrealized appreciation in the value of the Partnership's assets.
The foregoing description is qualified in its entirety by reference to the full text of the Fourth Amended and Restated Partnership Agreement, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Ashford Park Refinancing

On January 23, 2013, the Partnership indirectly acquired (the "Ashford Acquisition") Ashford Park, LLC, a Delaware limited liability company ("Ashford Park"), the fee-simple owner of a 408 unit multifamily community located in Atlanta, Georgia ("Ashford Park

Apartments"). On January 24, 2013, Ashford Park obtained a non-recourse first mortgage loan (the "Ashford Loan") from Prudential Affordable Mortgage Company, LLC, a Delaware limited liability company ("Prudential"), in the original principal amount of approximately $25.6 million. Following execution of the Multifamily Loan and Security Agreement (the "Ashford Loan Agreement") and related documents, Prudential will sell, transfer, deliver and assign the Ashford Loan to the Federal Home Loan Mortgage Corporation (the "Lender"). The Ashford Loan is secured by Ashford Park's sole investment property, Ashford Park Apartments, by a Multifamily Deed to Secure Debt, Assignment of Rents and Security Agreement (the "Ashford Security Instrument"). Ashford Park received net proceeds of approximately $25.3 million after payment of costs and fees associated with obtaining the Ashford Loan. Ashford Park used the net proceeds of the Ashford Loan, together with a portion of the net proceeds from the Private Placement, to refinance existing first mortgage debt of approximately $38.8 million. The Ashford Loan bears interest at a fixed rate equal to 3.13% per annum. The Ashford Loan requires monthly payments of accrued interest only from the period of March 1, 2013 to February 1, 2018. Beginning on March 1, 2018, the Ashford Loan will require monthly payments of accrued interest and principal based on a 30-year amortization period. All remaining indebtedness, including all interest and principal, is due by February 1, 2020. Subject to limited exceptions, Ashford must pay additional charges for prepayment of any principal prior to the three-month period beginning on November 1, 2019. There are no guaranties of the Ashford Loan provided by the Company or the Partnership.

In accordance with the terms of the Ashford Loan Agreement and the note related to the borrowing (the "Ashford Note"), the payment of the note may be accelerated at the option of the Lender if an event of default occurs. As defined in the Ashford Loan Agreement, events of default include, but are not limited to: failure to pay any amount due under the Ashford Loan Agreement or any related documents when due; failure to maintain insurance coverage required under the Ashford Loan Agreement; owning any real or personal property other than the mortgaged property and personal property related to the operation and maintenance of the mortgaged property; and any materially false or misleading representations or warranties made in connection with the Ashford Loan Agreement.

Lake Cameron Refinancing

On January 23, 2013, the Partnership indirectly acquired (the "Lake Cameron Acquisition") Lake Cameron, LLC, a Delaware limited liability company ("Lake Cameron"), the fee-simple owner of a 328 unit multifamily community located in suburban Raleigh, North Carolina ("Lake Cameron Apartments"). On January 24, 2013, Lake Cameron obtained a non-recourse first mortgage loan (the "Lake Cameron Loan") from Jones Lang LaSalle Operations, L.L.C., an Illinois limited liability company ("Jones Lang"), in the original principal amount of approximately $19.8 million. Following execution of the Multifamily Loan and Security Agreement (the "Lake Cameron Loan Agreement") and related documents, Jones Lang will sell, transfer, deliver and assign the Ashford Loan to the Lender. The Lake Cameron Loan is secured by Lake Cameron's sole investment property, Lake Cameron Apartments, by a Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (the "Lake Cameron Security Instrument"). Lake Cameron received net proceeds of approximately $19.5 million after payment of costs and fees associated with obtaining the Lake Cameron Loan. Lake Cameron used the net proceeds of the Lake Cameron Loan to refinance existing first mortgage debt of approximately $17.5 million and to facilitate the refinancing of the existing first mortgage debt of Ashford Park. The Lake Cameron Loan bears interest at a fixed rate equal to 3.13% per annum. The Lake Cameron Loan requires monthly payments of accrued interest only from the period of March 1, 2013 to February 1, 2018. Beginning on March 1, 2018, the Lake Cameron Loan will require monthly payments of accrued interest and principal based on a 30-year amortization period. All remaining indebtedness, including all interest and principal, is due by February 1, 2020. Subject to limited exceptions, Lake Cameron must pay additional charges for prepayment of any principal prior to the three-month period beginning on November 1, 2019. There are no guaranties of the Lake Cameron Loan provided by the Company or the Partnership.

In accordance with the terms of the Lake Cameron Loan Agreement and the note related to the borrowing (the "Lake Cameron Note"), the payment of the note may be accelerated at the option of the Lender if an event of default occurs. As defined in the Lake Cameron Loan Agreement, events of default include, but are not limited to: failure to pay any amount due under the Lake Cameron Loan Agreement or any related documents when due; failure to maintain insurance coverage required under the Lake Cameron Loan Agreement; owning any real or personal property other than the mortgaged property and personal property related to the operation and maintenance of the mortgaged property; and any materially false or misleading representations or warranties made in connection with the Lake Cameron Loan Agreement.

McNeil Ranch Refinancing

On January 23, 2013, the Partnership indirectly acquired (the "McNeil Ranch Acquisition", and together with the Ashford Acquisition and the Lake Cameron Acquisition, the "Acquisitions") WAM McNeil Ranch, LLC, a Delaware limited liability company ("McNeil Ranch"), the fee-simple owner of a 192 unit multifamily community located in Austin, Texas ("McNeil Ranch Apartments"). On January 24, 2013, McNeil Ranch obtained a non-recourse first mortgage loan (the "McNeil Ranch Loan") from Jones Lang, in the original principal amount of approximately $13.6 million. Following execution of the Multifamily Loan and Security Agreement (the "McNeil Ranch Loan Agreement") and related documents, Jones Lang will sell, transfer, deliver and assign the Ashford Loan to the Lender. The McNeil Ranch Loan is secured by McNeil Ranch's sole investment property, McNeil Ranch Apartments, by a Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (the "McNeil Security Instrument", and together with the Ashford Security Instrument and the Lake Cameron Security Instrument, the "Security Instruments"). McNeil Ranch received net proceeds of approximately $13.4 million after payment of costs and fees associated with obtaining the McNeil Ranch Loan. McNeil Ranch used the net proceeds of the McNeil Ranch Loan, together with a portion of the net proceeds from the Private Placement, to refinance existing first mortgage debt of approximately $13.4 million. The McNeil Ranch Loan bears interest at a fixed rate equal to 3.13% per annum. The McNeil Ranch Loan requires monthly payments of accrued interest only from the period of March 1, 2013 to February 1, 2018. Beginning on March 1, 2018, the McNeil Ranch Loan will require monthly payments of accrued interest and principal based on a 30-year amortization period. All remaining indebtedness, including all interest and principal, is due by February 1, 2020. Subject to limited exceptions, McNeil Ranch must pay additional charges for prepayment of any principal prior to the three-month period beginning on November 1, 2019. There are no guaranties of the McNeil Ranch Loan provided by the Company or the Partnership.

In accordance with the terms of the McNeil Ranch Loan Agreement and the note related to the borrowing (the "McNeil Ranch Note", and together with the Ashford Note and the Lake Cameron Note, the "Multifamily Notes"), the payment of the note may be accelerated at the option of the Lender if an event of default occurs. As defined in the McNeil Ranch Loan Agreement, events of default include, but are not limited to: failure to pay any amount due under the McNeil Ranch Loan Agreement or any related documents when due; failure to maintain insurance coverage required under the McNeil Ranch Loan Agreement; owning any real or personal property other than the mortgaged property and personal property related to the operation and maintenance of the mortgaged property; and any materially false or misleading representations or warranties made in connection with the McNeil Ranch Loan Agreement.

The foregoing descriptions are qualified in their entirety by reference to the Loan Agreements, the Security Instruments and the Multifamily Notes, copies of which are filed as Exhibits 10.1-10.9 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

4.1
Fourth Amended and Restated Agreement of Limited Partnership dated as of January 28, 2013 among Preferred Apartment Communities, Inc, Preferred Apartment Advisors, LLC and the other limited partners party thereto

10.1	Multifamily Loan and Security Agreement, dated as of January 24, 2013, between Ashford Park, LLC and Prudential Affordable Mortgage Company, LLC
10.2	Multifamily Deed to Secure Debt, Assignment of Rents and Security Agreement, dated as of January 24, 2013, between Ashford Park LLC and Prudential Affordable Mortgage Company, LLC
10.3	Multifamily Note, dated as of January 24, 2013, by Ashford Park, LLC in favor of Prudential Affordable Mortgage Company, LLC
10.4	Multifamily Loan and Security Agreement, dated as of January 24, 2013, between Lake Cameron, LLC and Jones Lang LaSalle Operations, L.L.C.
10.5	Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of January 24, 2013, between Lake Cameron, LLC and Jones Lang LaSalle Operations, L.L.C.
10.6	Multifamily Note, dated as of January 24, 2013, by Ashford Park, LLC in favor of Prudential Affordable Mortgage Company, LLC
10.7	Multifamily Loan and Security Agreement, dated as of January 24, 2013, between WAM McNeil Ranch, LLC and Jones Lang LaSalle Operations, L.L.C.
10.8	Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of January 24, 2013, between WAM McNeil Ranch, LLC and Jones Lang LaSalle Operations, L.L.C.
10.9	Multifamily Note, dated as of January 24, 2013, by WAM McNeil Ranch, LLC in favor of Prudential Affordable Mortgage Company, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFERRED APARTMENT COMMUNITIES, INC. (Registrant)

Date: January 28, 2013	By:	/s/ John A. Williams
John A. Williams
Chief Executive Officer

EXHIBIT INDEX

4.1
Fourth Amended and Restated Agreement of Limited Partnership dated as of January 28, 2013 among Preferred Apartment Communities, Inc, Preferred Apartment Advisors, LLC and the other limited partners party thereto

10.1	Multifamily Loan and Security Agreement, dated as of January 24, 2013, between Ashford Park, LLC and Prudential Affordable Mortgage Company, LLC
10.2	Multifamily Deed to Secure Debt, Assignment of Rents and Security Agreement, dated as of January 24, 2013, between Ashford Park LLC and Prudential Affordable Mortgage Company, LLC
10.3	Multifamily Note, dated as of January 24, 2013, by Ashford Park, LLC in favor of Prudential Affordable Mortgage Company, LLC
10.4	Multifamily Loan and Security Agreement, dated as of January 24, 2013, between Lake Cameron, LLC and Jones Lang LaSalle Operations, L.L.C.
10.5	Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of January 24, 2013, between Lake Cameron, LLC and Jones Lang LaSalle Operations, L.L.C.
10.6	Multifamily Note, dated as of January 24, 2013, by Ashford Park, LLC in favor of Prudential Affordable Mortgage Company, LLC
10.7	Multifamily Loan and Security Agreement, dated as of January 24, 2013, between WAM McNeil Ranch, LLC and Jones Lang LaSalle Operations, L.L.C.
10.8	Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of January 24, 2013, between WAM McNeil Ranch, LLC and Jones Lang LaSalle Operations, L.L.C.
10.9	Multifamily Note, dated as of January 24, 2013, by WAM McNeil Ranch, LLC in favor of Prudential Affordable Mortgage Company, LLC